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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 9, 1999


                                  DANSKIN, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                     0-20382                   62-1284179
         --------                     -------                   ----------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                         Identification Number)

            530 SEVENTH AVENUE, M1, NEW YORK, NY          10018
            ------------------------------------          -----
            (Address of principal executive offices)    (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 764-4630
       ------------------------------------------------------------------

                    111 WEST 40TH STREET, NEW YORK, NY 10018
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

      On December 9, 1999, Danskin, Inc. (the "Company") announced that it had successfully completed a financing arrangement (the "Financing") consisting of the issuance of approximately $15.2 million of the Company's 9% Series E Senior Step-Up Convertible Preferred Stock (the "Series E Stock") and the securing of $4.2 million of additional senior term debt. The terms of the Series E Stock are set forth in the Certificate of Designations, Preferences and Rights relating to the Series E Stock, as filed with the Secretary of State of the State of Delaware on December 6, 1999 and attached to this Form 8-K as Exhibit 4.1.

      In addition, Century Business Credit Corporation, the Company's senior secured lender, (i) expanded the Company's term loan facility by approximately $4.0 million, providing an aggregate $11.5 million, five-year term loan facility, with interest only payable for the first two years, and (ii) extended the term of the Company's revolving credit facility for five years, through December 2004.

      In connection with the Financing, all of the Company's Series D Cumulative Convertible Preferred Stock (the "Series D Stock") was automatically converted into shares of common stock, par value $0.01 per share, of the Company in accordance with the terms and conditions set forth in the Certificate of Designations, Preferences and Rights relating to the Series D Stock, as filed with the Secretary of State of the State of Delaware on September 22, 1997 and attached as Exhibit 4.2.3 to the Form 8-K filed with the Commission on October 7, 1997, and as amended by the Certificate of Amendment to Certificate of Designations, Preferences and Rights relating to the Series D Stock, as filed with the Secretary of State of the State of Delaware on December 6, 1999 and attached to this Form 8-K as Exhibit 4.2.

       A copy of the press release issued by the Company with respect to the Financing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. RELATED FINANCIAL INFORMATION AND EXHIBITS.

      (c) EXHIBITS

            4.1 Certificate of Designations, Preferences and Rights of 9% Series E Senior Step-Up Convertible Preferred Stock of Danskin, Inc.

            4.2 Certificate of Amendment to Certificate of Designations, Preferences and Rights of Series D Cumulative Convertible Preferred Stock of Danskin, Inc.

            99.1  Press release issued by Danskin, Inc. on December 9, 1999.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DANSKIN, INC.
                                        (Registrant)


Date: December 20, 1999                 By: /s/ DONALD SCHUPAK
                                           -------------------------------------
                                           Name: Donald Schupak
                                           Title: Chairman of the Board of
                                                  Directors
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                                INDEX TO EXHIBITS

Exhibit No.                                                             Page No.
-----------                                                             --------

4.1 Certificate of Designations, Preferences and Rights of 9% Series E Senior Step- Up Convertible Preferred Stock of Danskin, Inc.

4.2 Certificate of Amendment to Certificate of Designations, Preferences and Rights of Series D Cumulative Convertible Preferred Stock of Danskin, Inc.

99.1     Press release issued by Danskin, Inc. on December 9, 1999